AXP(R) Small Cap
                                                                       Advantage
                                                                            Fund
                                                              2002 ANNUAL REPORT
                                                           (PROSPECTUS ENCLOSED)

American
  Express(R)
 Funds

(icon of) ruler

AXP Small Cap Advantage Fund seeks to provide shareholders with long-term capital growth.

(This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.)

Good Things, Small Packages

Small-capitalization stocks may not measure up to the big blue-chips in terms of market value, but that doesn't mean they have to take a back seat when it comes to investment performance. To get the most out of the small-cap sector, this Fund spreads its holdings among growth and value stocks that meet a variety of strict selection criteria. The result is a portfolio that provides broad representation in the small-cap sector.

Table of Contents

2002 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

From the Chairman                                   3

Portfolio Managers' Q & A                           4

Fund Facts                                          6

The 10 Largest Holdings                             7

Making the Most of the Fund                         8

The Fund's Long-term Performance                    9

Board Members and Officers                         10

Independent Auditors' Report                       13

Financial Statements                               14

Notes to Financial Statements                      17

Investments in Securities                          25

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2 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman

For most of us investors, the past several months proved to be an extremely trying time. More recently, the events of this past September and the prospect of what may follow have added to our collective concern.

While nothing can change what has happened, we can control how we respond. In broad terms, I would strongly advise that you keep a focus on your long-term financial goals and not let specific events dictate your investment decisions. Ultimately, it is where you finish, not where you are at the moment, that matters most. Your financial advisor plays an essential role in this process, so please let him or her help you by reviewing your situation and plotting the proper investment course.

As I have indicated in the past, the role our Board plays in your financial future is to monitor and confirm that each American Express mutual fund meets its investment objective and that its management style stays on target. We want each fund to be able to deliver to you, the shareholder, the type of performance you expect and the best results that can be obtained. Toward that end, American Express has made significant changes in its investment management capability, and will continue to make changes as it strives to provide a consistent standard of excellence.

On behalf of the Board,

Arne H. Carlson

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3 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

(picture of) Jake Hurwitz
Jake Hurwitz
Portfolio manager

(picture of) Kent A. Kelley
Kent A. Kelley
Portfolio manager

Portfolio Managers' Q & A

Q: How did AXP Small Cap Advantage Fund perform for the one-year period ended March 31, 2002?

A: The past 12 months proved to be volatile, but still productive, for smaller stocks. For the year, AXP Small Cap Advantage Fund returned 13.36% (Class A shares excluding sales charges). By comparison, the unmanaged Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index returned 13.98% and 20.08%, respectively, for the same period.

Q: What factors in the market affected the Fund during the year?

A: The recession and the tragic events of September 11th made this a particularly tumultuous period for the stock market. Weakening corporate earnings and concerns about the economy drove small-cap stocks lower during the first six months of this period. Real estate investment trusts performed well in this declining market, which hurt the Fund's performance because of its low weighting in this sector relative to the comparative Russell 2000(R) Index. The downward trend for small-cap stocks culminated when the market reopened after the terrorist attacks. The stock market bottomed on September 21st and then rallied sharply through the end of 2001, fueled by additional short-term interest rate cuts by the Federal Reserve and growing optimism that the economy would recover in 2002. Growth stocks and economically sensitive sectors such as consumer cyclicals and technology were the strongest performers during the fourth quarter rally. Micro-cap stocks (companies with market capitalizations under $300 million) performed extraordinarily well during this period, but the Fund was underrepresented in these companies in October and November. Simultaneously, we saw a rotation out of defensive sectors such as health care, consumer staples and utilities. Our specialty retail, auto parts and homebuilder holdings posted strong gains due to expectations of continued consumer spending in a recovering economy.

The market again changed direction in January and February, as concerns over the pace of economic recovery and the eventual magnitude of corporate earnings growth drove stocks lower. Led by technology, stocks rebounded sharply in March as investors welcomed new signs of an improving economy. The Fund's holdings in retail and homebuilder companies continued to perform particularly well.

Within the small-cap segment of the market, value stocks significantly outperformed growth stocks over the past year. Overall, our structure of investing in both growth and value stocks and diversifying the portfolio across economic sectors helped to offset the high volatility and frequent changes in sector and style leadership that characterized the market during this period.

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4 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Q: What significant changes did you make to the portfolio during this period?

A: Our strategy is to build a diversified and balanced portfolio of the best small-cap stocks within all sectors of the market, so the changes we make tend to be subtle. However, the portfolio was positioned somewhat defensively in the early part of this period through modest additions to our holdings in less economically sensitive sectors such as health care services and energy. We also increased the number of stocks in the portfolio in response to the market's volatility. Once positive economic data emerged and we became more confident that the economy would rebound in 2002, we took a more aggressive approach. We added to our holdings in the technology and consumer cyclical sectors. We also invested in more micro-cap stocks. Throughout the year, we avoided heavily weighted positions in any single industry or sector of the market.

Q: What is your outlook for the period ahead?

A: We believe that the outlook for small-cap stocks remains favorable. We expect a moderate economic recovery with gradual improvement in corporate profits during the remainder of 2002. Historically, small-cap stocks have outperformed large-cap stocks in the early stages of economic recoveries because they tend to be more economically sensitive and, therefore, benefit from expectations for an improving domestic economy. It appears smaller stocks remain favorably priced relative to large-cap stocks, which reinforces our confidence in a positive outlook for the portfolio. We expect, as has often happened in the past, that the returns of small-cap growth and small-cap value stocks will be more balanced as the economic recovery continues. We believe our focus on stocks of high-quality companies with strong fundamentals will be rewarded in an improving economy.

Jake Hurwitz

Kent A. Kelley

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5 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Fund Facts

Class A -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                    $5.43
March 31, 2001                                                    $4.79
Increase                                                          $0.64

Distributions -- April 1, 2001 - March 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   +13.36%

Class B -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                    $5.31
March 31, 2001                                                    $4.72
Increase                                                          $0.59

Distributions -- April 1, 2001 - March 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   +12.50%

Class C -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                    $5.31
March 31, 2001                                                    $4.72
Increase                                                          $0.59

Distributions -- April 1, 2001 - March 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   +12.50%

Class Y -- 12-month performance
(All figures per share)

Net asset value (NAV)
March 31, 2002                                                    $5.46
March 31, 2001                                                    $4.81
Increase                                                          $0.65

Distributions -- April 1, 2001 - March 31, 2002
From income                                                       $  --
From long-term capital gains                                      $  --
Total distributions                                               $  --
Total return*                                                   +13.51%

* The total return is a hypothetical investment in the Fund with all distributions reinvested. Returns do not include sales load. The prospectus discusses the effect of sales charges, if any, on the various classes.

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6 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

The 10 Largest Holdings

                                  Percent                       Value
                              (of net assets)           (as of March 31, 2002)
Independent Bank                    0.6%                      $3,898,310
IKON Office Solutions               0.6                        3,738,680
Brown & Brown                       0.6                        3,736,600
StanCorp Financial Group            0.6                        3,652,000
AmerUs Group                        0.5                        3,460,500
Pier 1 Imports                      0.5                        3,405,586
FTI Consulting                      0.5                        3,283,880
Emmis Communications Cl A           0.5                        3,262,281
UGI                                 0.5                        3,180,195
Corinthian Colleges                 0.5                        3,083,550

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

(icon of) pie chart

The 10 holdings listed here make up 5.4% of net assets

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7 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Making the Most of the Fund

BUILD YOUR ASSETS SYSTEMATICALLY
One of the best ways to invest in the Fund is by dollar-cost averaging -- a time-tested strategy that can make market fluctuations work for you. To dollar-cost average, simply invest a fixed amount of money regularly. You'll automatically buy more shares when the Fund's share price is low, fewer shares when it is high. The chart below shows how dollar-cost averaging works. In these three hypothetical scenarios, you will see six months of share price fluctuations.

This strategy does not ensure a profit or avoid a loss if the market declines. But, if you can continue to invest regularly through changing market conditions even when the price of your shares falls or the market declines, it can be an effective way to accumulate shares to meet your long-term goals.

                        How dollar-cost averaging works

       Jan  Feb  Mar  Apr  May  Jun
$15                   $16  $18  $20
$10    $10  $12  $14
$ 5

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      42.25                    $15                    $14.20
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10                      $10
$ 5         $8   $5   $5   $8

Accumulated shares*       Average market           Your average
                          price per share          cost per share

      85.0                     $7.66                  $7.05
-------------------------------------------------------------------------------

       Jan  Feb  Mar  Apr  May  Jun
$15
$10    $10
$ 5         $8   $6   $4   $4   $7

Accumulated shares*       Average market           Your average
                          price per share          cost per share

     103.5                    $6.50                    $5.80
-------------------------------------------------------------------------------
                 $100 invested per month. Total invested: $600.

* Shares purchased is determined by dividing the amount invested per month by the current share price.

THREE WAYS TO BENEFIT FROM A MUTUAL FUND:

o   your shares increase in value when the Fund's investments do well
o you receive capital gains when the gains on investments sold by the Fund exceed losses
o you receive income when the Fund's dividends, interest and other income exceed its expenses.

All three make up your total return. You potentially can increase your investment if, like most investors, you reinvest your dividends and capital gain distributions to buy additional shares of the Fund or another fund.

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8 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

The Fund's Long-term Performance

             Value of your $10,000 in AXP Small Cap Advantage Fund
(line chart)

$20,000

             Lipper Small-Cap Core Funds Index
                                  Russell 2000(R) Index                  $10,876
                                                    AXP Small Cap Advantage Fund
$9,425                                                                   Class A


6/99                    3/00                    3/01                        3/02

Average Annual Total Returns (as of March 31, 2002)

                                1 year                      Since inception
Class A                         +6.85%                          +2.93%*
Class B                         +8.50%                          +3.31%*
Class C                        +12.50%                          -2.94%**
Class Y                        +13.51%                          +5.24%*

 * Inception date was May 4, 1999.
** Inception date was June 26, 2000.

Assumes: Holding period from 6/1/99 to 3/31/02. Returns do not reflect taxes payable on distributions. Reinvestment of all income and capital gain distributions for the Fund has a value of $679. Also see "Past Performance" in the Fund's current prospectus.

On the graph above you can see the Fund's total return compared to two widely cited performance indexes, the Russell 2000(R) Index and the Lipper Small-Cap Core Funds Index. In comparing AXP Small Cap Advantage Fund (Class A) to the indexes, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 5.75%, while such charges are not reflected in the performance of the indexes.

Your investment and return values fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Average annual total return figures reflect the impact of the maximum applicable sales charge. This was a period of widely fluctuating security prices. Past performance is no guarantee of future results.

Russell 2000(R) Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 8% of the total market capitalization of the Russell 3000(R) Index.

The Lipper Small-Cap Core Funds Index, an unmanaged index published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies or objectives.

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9 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 77 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
H. Brewster Atwater, Jr.               Board member since 1996        Retired chair and chief
4900 IDS Tower                                                        executive officer,
Minneapolis, MN 55402                                                 General Mills, Inc.
Born in 1931                                                          (consumer foods)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Arne H. Carlson                        Chair of the Board since 1999  Chair, Board Services
901 S. Marquette Ave.                                                 Corporation (provides
Minneapolis, MN 55402                                                 administrative services
Born in 1934                                                          to boards), former
                                                                      Governor of Minnesota
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Lynne V. Cheney                        Board member since 1994        Distinguished Fellow, AEI   The Reader's Digest
American Enterprise Institute                                                                     Association Inc.
for Public Policy Research (AEI)
1150 17th St., N.W.
Washington, D.C. 20036
Born in 1941
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Livio D. DeSimone                      Board member since 2001        Retired chair of the        Cargill, Incorporated
30 Seventh Street East                                                board and chief executive   (commodity merchants and
Suite 3050                                                            officer, Minnesota Mining   processors), Target
St. Paul, MN 55101-4901                                               and Manufacturing (3M)      Corporation (department
Born in 1936                                                                                      stores), General Mills,
                                                                                                  Inc. (consumer foods),
                                                                                                  Vulcan Materials Company
                                                                                                  (construction
                                                                                                  materials/chemicals) and
                                                                                                  Milliken & Company
                                                                                                  (textiles and chemicals)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Ira D. Hall                            Board member since 2001        Private investor;
Texaco, Inc.                                                          formerly with Texaco
2000 Westchester Avenue                                               Inc., treasurer,
White Plains, NY 10650                                                1999-2001 and general
Born in 1944                                                          manager, alliance
                                                                      management operations,
                                                                      1998-1999. Prior to that,
                                                                      director, International
                                                                      Operations IBM Corp.
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Heinz F. Hutter                        Board member since 1994        Retired president and
P.O. Box 2187                                                         chief operating officer,
Minneapolis, MN 55402                                                 Cargill, Incorporated
Born in 1929                                                          (commodity merchants and
                                                                      processors)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Anne P. Jones                          Board member since 1985        Attorney and consultant     Motorola, Inc.
5716 Bent Branch Rd.                                                                              (electronics)
Bethesda, MD 20816
Born in 1935
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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10 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT


Independent Board Members (continued)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen R. Lewis, Jr.                  Board member since 2002        President and professor
Carleton College                                                      of economics, Carleton
One North College Street                                              College
Northfield, MN 55057
Born in 1939
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William R. Pearce                      Board member since 1980        RII Weyerhaeuser World
2050 One Financial Plaza                                              Timberfund, L.P.
Minneapolis, MN 55402                                                 (develops timber
Born in 1927                                                          resources) - management
                                                                      committee; former chair,
                                                                      American Express Funds
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Alan K. Simpson                        Board member since 1997        Former three-term United    Biogen, Inc.
1201 Sunshine Ave.                                                    States Senator for Wyoming  (bio-pharmaceuticals)
Cody, WY 82414
Born in 1931
-------------------------------------- ------------------------------ --------------------------- ----------------------------
C. Angus Wurtele                       Board member since 1994        Retired chair of the        Bemis Corporation
4900 IDS Tower                                                        board and chief executive   (packaging)
Minneapolis, MN 55402                                                 officer, The Valspar
Born in 1934                                                          Corporation
-------------------------------------- ------------------------------ --------------------------- ----------------------------

Board Members Affiliated with American Express Financial Corporation (AEFC)

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
David R. Hubers                        Board member since 1993        Retired chief executive     Chronimed Inc. (specialty
50643 AXP Financial Center                                            officer and director of     pharmaceutical
Minneapolis, MN 55474                                                 AEFC                        distribution), RTW Inc.
Born in 1943                                                                                      (manages workers
                                                                                                  compensation programs),
                                                                                                  Lawson Software, Inc.
                                                                                                  (technology based business
                                                                                                  applications)
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John R. Thomas                         Board member since 1987,       Senior vice president -
50652 AXP Financial Center             president since 1997           information and
Minneapolis, MN 55474                                                 technology of AEFC
Born in 1937
-------------------------------------- ------------------------------ --------------------------- ----------------------------
William F. Truscott                    Board member since 2001,       Senior vice president -
53600 AXP Financial Center             vice president since 2002      chief investment officer
Minneapolis, MN 55474                                                 of AEFC; former chief
Born in 1960                                                          investment officer and
                                                                      managing director, Zurich
                                                                      Scudder Investments
-------------------------------------- ------------------------------ --------------------------- ----------------------------

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11 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Thomas, who is president, and Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name,                                  Position held with             Principal occupations       Other directorships
address,                               Registrant and length of       during past five years
age                                    service
-------------------------------------- ------------------------------ --------------------------- ----------------------------
John M. Knight                         Treasurer since 1999           Vice president -
50005 AXP Financial Center                                            investment accounting of
Minneapolis, MN 55474                                                 AEFC
Born in 1952
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Leslie L. Ogg                          Vice president, general        President of Board
901 S. Marquette Ave.                  counsel and secretary since    Services Corporation
Minneapolis, MN 55402                  1978
Born in 1938
-------------------------------------- ------------------------------ --------------------------- ----------------------------
Stephen W. Roszell                     Vice president since 2002      Senior vice president -
50239 AXP Financial Center                                            institutional group of
Minneapolis, MN 55474                                                 AEFC
Born in 1949
-------------------------------------- ------------------------------ --------------------------- ----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

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12 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Independent Auditors' Report

THE BOARD AND SHAREHOLDERS
AXP STRATEGY SERIES, INC.
We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Small Cap Advantage Fund (a series of AXP Strategy Series, Inc.) as of March 31, 2002, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended March 31, 2002, and the financial highlights for each of the years in the two-year period ended March 31, 2002 and for the period from May 4, 1999 (commencement of operations) to March 31, 2000. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AXP Small Cap Advantage Fund as of March 31, 2002, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Minneapolis, Minnesota
May 3, 2002

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13 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Small Cap Advantage Fund

March 31, 2002
Assets
Investments in securities, at value (Note 1)*
   (identified cost $602,016,730)                                                                      $650,827,187
Cash in bank on demand deposit                                                                              181,755
Capital shares receivable                                                                                    69,704
Dividends and accrued interest receivable                                                                   494,157
Receivable for investment securities sold                                                                 8,967,835
                                                                                                          ---------
Total assets                                                                                            660,540,638
                                                                                                        -----------
Liabilities
Capital shares payable                                                                                        3,038
Payable for investment securities purchased                                                               7,410,628
Payable upon return of securities loaned (Note 5)                                                        12,615,000
Accrued investment management services fee                                                                   12,447
Accrued distribution fee                                                                                      8,895
Accrued transfer agency fee                                                                                   2,814
Accrued administrative services fee                                                                             967
Other accrued expenses                                                                                      276,709
                                                                                                            -------
Total liabilities                                                                                        20,330,498
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $640,210,140
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $  1,187,580
Additional paid-in capital                                                                              648,171,646
Undistributed net investment income                                                                          92,156
Accumulated net realized gain (loss) (Note 7)                                                           (58,051,699)
Unrealized appreciation (depreciation) on investments                                                    48,810,457
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $640,210,140
                                                                                                       ============
Net assets applicable to outstanding shares:                Class A                                    $414,254,401
                                                            Class B                                    $220,780,591
                                                            Class C                                    $  5,015,231
                                                            Class Y                                    $    159,917
Net asset value per share of outstanding capital stock:     Class A shares         76,231,473          $       5.43
                                                            Class B shares         41,553,533          $       5.31
                                                            Class C shares            943,710          $       5.31
                                                            Class Y shares             29,281          $       5.46
                                                                                       ------          ------------
* Including securities on loan, at value (Note 5)                                                      $ 12,335,870
                                                                                                       ------------

See accompanying notes to financial statements.

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14 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Statement of operations
AXP Small Cap Advantage Fund

Year ended March 31, 2002
Investment income
Income:
Dividends                                                                                               $ 4,410,787
Interest                                                                                                  1,159,638
   Less foreign taxes withheld                                                                               (9,275)
                                                                                                            ------
Total income                                                                                              5,561,150
                                                                                                          =========
Expenses (Note 2):
Investment management services fee                                                                        3,737,351
Distribution fee
   Class A                                                                                                  962,860
   Class B                                                                                                2,035,989
   Class C                                                                                                   35,742
Transfer agency fee                                                                                       1,278,391
Incremental transfer agency fee
   Class A                                                                                                   94,334
   Class B                                                                                                   81,476
   Class C                                                                                                    1,970
Service fee -- Class Y                                                                                          145
Administrative services fees and expenses                                                                   341,955
Compensation of board members                                                                                11,210
Custodian fees                                                                                               76,216
Printing and postage                                                                                        135,215
Registration fees                                                                                           159,330
Audit fees                                                                                                   16,250
Other                                                                                                        40,031
                                                                                                             ------
Total expenses                                                                                            9,008,465
   Earnings credits on cash balances (Note 2)                                                               (12,398)
                                                                                                            -------
Total net expenses                                                                                        8,996,067
Investment income (loss) -- net                                                                          (3,434,917)
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                               (1,062,450)
Net change in unrealized appreciation (depreciation) on investments                                      75,961,359
                                                                                                         ----------
Net gain (loss) on investments                                                                           74,898,909
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $71,463,992
                                                                                                        ===========

See accompanying notes to financial statements.

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15 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Statements of changes in net assets
AXP Small Cap Advantage Fund

Year ended March 31,                                                                     2002                  2001
Operations and distributions
Investment income (loss) -- net                                                  $ (3,434,917)        $  (1,980,561)
Net realized gain (loss) on investments                                            (1,062,450)          (55,545,868)
Net change in unrealized appreciation (depreciation) on investments                75,961,359           (43,025,755)
                                                                                   ----------           -----------
Net increase (decrease) in net assets resulting from operations                    71,463,992          (100,552,184)
                                                                                   ----------          ------------
Distributions to shareholders from:
   Net realized gain
     Class A                                                                               --           (19,149,723)
     Class B                                                                               --           (10,112,630)
     Class C                                                                               --               (78,075)
     Class Y                                                                               --                  (118)
                                                                                   ----------          ------------
Total distributions                                                                        --           (29,340,546)
                                                                                   ----------          ------------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                         96,312,250           188,406,169
   Class B shares                                                                  52,375,862           102,656,751
   Class C shares                                                                   2,951,397             2,789,935
   Class Y shares                                                                       6,000               154,300
Reinvestment of distributions at net asset value
   Class A shares                                                                          --            18,971,053
   Class B shares                                                                          --            10,043,123
   Class C shares                                                                          --                77,900
   Class Y shares                                                                          --                   118
Payments for redemptions
   Class A shares                                                                 (81,750,319)          (51,597,533)
   Class B shares (Note 2)                                                        (39,666,470)          (22,735,248)
   Class C shares (Note 2)                                                           (689,024)             (125,600)
                                                                                   ----------          ------------
Increase (decrease) in net assets from capital share transactions                  29,539,696           248,640,968
                                                                                   ----------          ------------
Total increase (decrease) in net assets                                           101,003,688           118,748,238
Net assets at beginning of year                                                   539,206,452           420,458,214
                                                                                   ----------          ------------
Net assets at end of year                                                        $640,210,140         $ 539,206,452
                                                                                 ============         =============
Undistributed net investment income                                              $     92,156         $      16,484
                                                                                 ------------         -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Notes to Financial Statements

AXP Small Cap Advantage Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is a series of AXP Strategy Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Strategy Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in equity securities of small companies.

Class C shares of the Fund were offered to the public on June 26, 2000. Prior to this date, American Express Financial Corporation (AEFC) purchased 332 shares of capital stock at $6.03 per share, which represented the initial capital in Class C.

The Fund offers Class A, Class B, Class C and Class Y shares.

o   Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.
o   Class C shares may be subject to a CDSC.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities
All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
17 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Option transactions
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

--------------------------------------------------------------------------------
18 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes, and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $3,510,589 and accumulated net realized loss has been decreased by $91,650 resulting in a net reclassification adjustment to decrease paid-in capital by $3,602,239.

The tax character of distributions paid for the years indicated is as follows:

Year ended March 31,                         2002                      2001

Class A Distributions paid from:
     Ordinary income                          $--              $ 19,149,723
     Long-term capital gain                    --                        --

Class B Distributions paid from:
     Ordinary income                           --                10,112,630
     Long-term capital gain                    --                        --

Class C Distributions paid from:
     Ordinary income                           --                    78,075
     Long-term capital gain                    --                        --

Class Y Distributions paid from:
     Ordinary income                           --                       118
     Long-term capital gain                    --                        --

As of March 31, 2002, the components of net assets on a tax basis are as follows:

Undistributed ordinary income                                  $         --
Accumulated gain (loss)                                        $(52,058,756)
Unrealized appreciation (depreciation)                         $ 42,909,670

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

--------------------------------------------------------------------------------
19 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

2. EXPENSES AND SALES CHARGES
The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.74% to 0.615% annually. The fee may be adjusted upward or downward by a performance incentive adjustment based on a comparison of the performance of Class A shares of the Fund to the Lipper Small Cap-Core Funds Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1% the adjustment will be zero. The adjustment decreased the fee by $537,105 for the year ended March 31, 2002.

Under an Administrative Service Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

AEFC has a Sub-investment Advisory Agreement with Kenwood Capital Management LLC, an indirect subsidiary of AEFC.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o   Class A $19.00
o   Class B $20.00
o   Class C $19.50
o   Class Y $17.00

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,360,253 for Class A and $176,802 for Class B and $1,893 for Class C for the year ended March 31, 2002.

During the year ended March 31, 2002, the Fund's custodian and transfer agency fees were reduced by $12,398 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

--------------------------------------------------------------------------------
20 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $818,754,130 and $771,799,406 respectively, for the year ended March 31, 2002. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $3,567 for the year ended March 31, 2002.

4. CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock for the years indicated are as follows:

                                                               Year ended March 31, 2002
                                             Class A          Class B            Class C            Class Y
Sold                                       19,039,014        10,566,053          596,147             1,174
Issued for reinvested distributions                --                --               --                --
Redeemed                                  (16,382,742)       (8,076,022)        (141,828)               --
                                          -----------        ----------         --------             -----
Net increase (decrease)                     2,656,272         2,490,031          454,319             1,174
                                            ---------         ---------          -------             -----

                                                               Year ended March 31, 2001
                                             Class A          Class B           Class C*           Class Y
Sold                                       32,810,750        18,037,686          497,610            27,682
Issued for reinvested distributions         3,698,061         1,984,805           15,395                23
Redeemed                                   (9,167,416)       (4,100,898)         (23,614)               --
                                           ----------        ----------          -------            ------
Net increase (decrease)                    27,341,395        15,921,593          489,391            27,705
                                           ----------        ----------          -------            ------

* Inception date was June 26, 2000.

5. LENDING OF PORTFOLIO SECURITIES
As of March 31, 2002, securities valued at $12,335,870 were on loan to brokers. For collateral, the Fund received $12,615,000 in cash. Income from securities lending amounted to $210,096 for the year ended March 31, 2002. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. BANK BORROWINGS
The Fund has a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the year ended March 31, 2002.

7. CAPITAL LOSS CARRY-OVER
For federal income tax proposes, the Fund had a capital loss carry-over of $52,058,756 as of March 31, 2002, that will expire in 2009 through 2011 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
21 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

8. FINANCIAL HIGHLIGHTS
The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2002         2001       2000(b)
Net asset value, beginning of period                              $4.79        $6.07        $5.00
Income from investment operations:
Net investment income (loss)                                       (.02)        (.01)        (.01)
Net gains (losses) (both realized and unrealized)                   .66         (.98)        1.11
Total from investment operations                                    .64         (.99)        1.10
Less distributions:
Distributions from realized gains                                    --         (.29)        (.03)
Net asset value, end of period                                    $5.43        $4.79        $6.07

Ratios/supplemental data
Net assets, end of period (in millions)                            $414         $352         $281
Ratio of expenses to average daily net assets(d)                  1.25%        1.25%        1.32%(e,f)
Ratio of net investment income (loss)
to average daily net assets                                       (.31%)       (.11%)       (.54%)(e)
Portfolio turnover rate (excluding short-term securities)          136%         144%         108%
Total return(i)                                                  13.36%      (16.59%)      22.04%

Class B
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2002         2001       2000(b)
Net asset value, beginning of period                              $4.72       $ 6.03        $5.00
Income from investment operations:
Net investment income (loss)                                       (.05)        (.04)        (.03)
Net gains (losses) (both realized and unrealized)                   .64         (.98)        1.09
Total from investment operations                                    .59        (1.02)        1.06
Less distributions:
Distributions from realized gains                                    --         (.29)        (.03)
Net asset value, end of period                                    $5.31       $ 4.72        $6.03

Ratios/supplemental data
Net assets, end of period (in millions)                            $221         $184         $140
Ratio of expenses to average daily net assets(d)                  2.02%        2.02%        2.09%(e,g)
Ratio of net investment income (loss)
to average daily net assets                                      (1.08%)       (.88%)      (1.32%)(e)
Portfolio turnover rate (excluding short-term securities)          136%         144%         108%
Total return(i)                                                  12.50%      (17.21%)      21.24%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
22 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2002      2001(c)
Net asset value, beginning of period                              $4.72        $5.92
Income from investment operations:
Net investment income (loss)                                       (.05)        (.01)
Net gains (losses) (both realized and unrealized)                   .64         (.90)
Total from investment operations                                    .59         (.91)
Less distributions:
Distributions from realized gains                                    --         (.29)
Net asset value, end of period                                    $5.31        $4.72

Ratios/supplemental data
Net assets, end of period (in millions)                              $5           $2
Ratio of expenses to average daily net assets(d)                  2.04%        2.02%(e)
Ratio of net investment income (loss)
to average daily net assets                                      (1.10%)       (.84%)(e)
Portfolio turnover rate (excluding short-term securities)          136%         144%
Total return(i)                                                  12.50%      (15.67%)

Class Y
Per share income and capital changes(a)
Fiscal period ended March 31,                                      2002         2001      2000(b)
Net asset value, beginning of period                              $4.81        $6.08        $5.00
Income from investment operations:
Net investment income (loss)                                       (.01)         .01         (.01)
Net gains (losses) (both realized and unrealized)                   .66         (.99)        1.12
Total from investment operations                                    .65         (.98)        1.11
Less distributions:
Distributions from realized gains                                    --         (.29)        (.03)
Net asset value, end of period                                    $5.46        $4.81        $6.08

Ratios/supplemental data
Net assets, end of period (in millions)                             $--          $--          $--
Ratio of expenses to average daily net assets(d)                  1.08%        1.12%        1.16%(e,h)
Ratio of net investment income (loss)
to average daily net assets                                       (.14%)       (.05%)       (.13%)(e)
Portfolio turnover rate (excluding short-term securities)          136%         144%         108%
Total return(i)                                                  13.51%      (16.39%)      22.24%

See accompanying notes to financial highlights.

--------------------------------------------------------------------------------
23 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Notes to financial highlights

(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) For the period from May 4, 1999 (commencement of operations) to March 31, 2000.
(c) Inception date was June 26, 2000.
(d) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.
(e) Adjusted to an annual basis.
(f) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.77% for the period ended March 31, 2000.
(g) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 2.53% for the period ended March 31, 2000.
(h) AEFC reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 1.61% for the period ended March 31, 2000.
(i) Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
24 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Investments in Securities

AXP Small Cap Advantage Fund

March 31, 2002
(Percentages represent value of investments compared to net assets)

Common stocks (97.3%)
Issuer                                                Shares            Value(a)

Aerospace & defense (0.9%)
Alliant Techsystems                                   27,600(b)       $2,814,924
Ducommun                                              45,000             886,500
Herley Inds                                           60,000(b)        1,200,000
Titan                                                 40,000(b)          826,000
Total                                                                  5,727,424

Airlines (0.7%)
AirTran Holdings                                     333,000(b)        2,014,650
Atlantic Coast Airlines Holdings                      97,000(b)        2,326,060
Total                                                                  4,340,710

Automotive & related (1.6%)
Aftermarket Technology                                80,000(b)        1,493,600
BorgWarner                                            49,000           3,083,080
Dura Automotive Systems Cl A                          87,554(b)        1,678,410
Smith (AO)                                            56,540           1,438,943
Sonic Automotive                                      75,000(b)        2,248,500
Total                                                                  9,942,533

Banks and savings & loans (8.2%)
Anchor BanCorp Wisconsin                              60,000           1,201,800
Arrow Financial                                       26,000             748,582
BankAtlantic Bancorp Cl A                            132,463           1,722,019
BankUnited Financial Cl A                             57,000(b)          853,860
Boston Private Financial Holdings                     36,374             973,005
Cathay Bancorp                                        19,100           1,377,110
Commercial Federal                                    47,000           1,264,300
Dime Community Bancshares                             81,561           2,512,078
Downey Financial                                      20,700             943,920
East West Bancorp                                     55,400           1,622,666
First Bancorp                                         61,590(c)        1,779,951
First Midwest Bancorp                                 80,630           2,341,494
First Source                                          21,926             519,208
FirstFed Financial                                    79,057(b)        2,067,341
Flagstar Bancorp                                      90,450           2,105,676
Greater Bay Bancorp                                   65,000           2,217,800
Independence Community Bank                           71,000           1,997,230
Independent Bank                                     144,013           3,898,310
Irwin Financial                                       59,506           1,113,357
Local Financial                                      129,050(b)        2,031,247
MAF Bancorp                                           31,807           1,121,197
Mississippi Valley Bancshares                         25,274           1,016,015
New York Community Bancorp                            54,000           1,493,100
Quaker City Bancorp                                   21,000(b)          665,280
R & G Financial Cl B                                  75,419(c)        1,503,101
Republic Bancorp                                      33,800             473,200
Sandy Springs Bancorp                                 66,535           2,159,061
Seacoast Banking of Florida                           20,859             986,631
South Financial Group                                 79,000           1,607,650
Staten Island Bancorp                                123,000           2,420,639
Sterling Bancorp                                      57,700           1,840,630
Sterling Financial                                    47,000(b)        1,059,850
W Holding                                             50,450             890,443
Wintrust Financial                                    97,500           2,239,575
Total                                                                 52,767,326

Beverages & tobacco (0.5%)
Constellation Brands                                  23,870(b)        1,311,895
Standard Commercial                                  100,100           1,923,922
Total                                                                  3,235,817

Building materials & construction (2.6%)
Building Materials Holding                            82,500(b)        1,188,000
EMCOR Group                                           34,366(b)        1,993,228
Encore Wire                                           79,303(b)        1,313,258
Louisiana-Pacific                                    239,219           2,569,212
M.D.C. Holdings                                       39,400           1,702,080
NCI Building Systems                                  57,000(b)        1,282,500
NVR                                                    8,800(b)        2,776,400
Ryland Group                                          15,000           1,353,000
Watts Inds Cl A                                      108,700           1,826,160
William Lyon Homes                                    47,000(b)          885,950
Total                                                                 16,889,788

Chemicals (2.5%)
Airgas                                               113,506(b)        2,281,471
Ferro                                                 70,640           2,034,432
Fuller (HB)                                           65,000           1,946,750
Georgia Gulf                                          48,197           1,294,089
OM Group                                              35,700           2,581,110
PolyOne                                               51,000             622,200
RPM/Ohio                                             153,000           2,379,150
Schulman (A)                                          75,000           1,371,750
Stericycle                                            26,000(b)        1,626,586
Total                                                                 16,137,538

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
25 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Issuer                                               Shares            Value(a)

Communications equipment & services (2.7%)
AirGate PCS                                        75,826(b)          $1,061,564
Arris Group                                       145,372(b)           1,351,960
Commonwealth Telephone Enterprises                 47,100(b)           1,801,574
General Communication Cl A                        105,130(b)             914,631
Leap Wireless Intl                                217,149(b)           1,828,394
Management Network Group                           93,000(b)             510,570
Orbital Sciences                                  297,000(b)           1,556,280
Plantronics                                        76,210(b)           1,594,313
Powerwave Technologies                             85,000(b)           1,093,950
Proxim Cl A                                       208,090(b)             499,417
REMEC                                             119,367(b)           1,104,145
Somera Communications                              84,000(b)             614,880
Telular                                            75,000(b)             561,750
Terayon Communication Systems                      99,000(b)             839,520
Tollgrade Communications                           30,000(b)             735,300
UbiquiTel                                         186,737(b)             457,506
US Unwired Cl A                                   140,280(b)             774,346
Total                                                                 17,300,100

Computers & office equipment (11.2%)
Actuate                                           228,554(b)           1,650,160
Adaptec                                           102,000(b)           1,363,740
Alloy                                              90,000(b)           1,352,700
ANSYS                                              57,000(b)           1,544,700
Aspen Technology                                   82,777(b)           1,895,593
Aware                                             123,000(b)             781,050
BARRA                                              32,600(b)           1,974,582
Black Box                                          31,250(b)           1,513,125
Borland Software                                   43,000(b)             559,430
CACI Intl Cl A                                     27,000(b)             947,970
Ciber                                             100,000(b)             915,000
Cognizant Technology Solutions                     47,100(b)           1,982,910
Computer Network Technology                       133,000(b)           1,758,260
Concurrent Computer                               180,000(b)           1,495,800
DiamondCluster Intl Cl A                           81,000(b)           1,046,520
Digital River                                      61,000(b)             903,410
Documentum                                         33,000(b)             839,850
Edwards (JD) & Co                                  79,000(b)           1,425,160
Engineered Support Systems                         48,924              2,262,735
Extreme Networks                                   68,000(b)             707,200
FactSet Research Systems                           26,400              1,065,240
Global Payments                                    47,000              1,722,550
HNC Software                                       84,900(b)           1,426,320
Hyperion Solutions                                 47,000(b)           1,269,470
Inforte                                            45,000(b)             529,650
Inrange Technologies Cl B                          65,270(b)             527,382
Inter-Tel                                          94,000              1,736,180
Intermagnetics General                             61,716(b)           1,681,761
ITXC                                               87,000(b)             526,350
JDA Software Group                                 46,000(b)           1,466,480
JNI                                               103,000(b)             733,360
Kronos                                             36,750(b)           1,726,515
Legato Systems                                     56,000(b)             504,560
Manhattan Associates                               57,950(b)           2,207,895
McData Cl B                                        25,183(b)             304,714
MCSI                                               44,000(b)             524,040
Mercury Computer Systems                           24,100(b)             770,236
Merix                                              73,940(b)           1,381,939
MetaSolv                                           98,000(b)             737,940
MRO Software                                       39,650(b)             493,246
Netegrity                                          95,886(b)           1,418,154
NetScout Systems                                  106,000(b)             758,960
Novell                                            378,000(b)           1,470,420
Pegasus Solutions                                 138,000(b)           2,552,999
Planar Systems                                     75,640(b)           1,985,550
Pomeroy Computer Resources                         48,000(b)             728,640
Rainbow Technologies                              215,000(b)           2,162,900
Read-Rite                                         164,000(b)             503,480
Register.com                                       94,000(b)             844,120
SeaChange Intl                                     58,549(b)             889,359
Secure Computing                                   68,000(b)           1,333,480
SERENA Software                                    56,700(b)           1,105,650
Stellent                                           62,387(b)             600,787
Systems & Computer Technology                      55,000(b)             725,450
THQ                                                44,000(b)           2,160,400
Western Digital                                   305,000(b)           1,900,150
Witness Systems                                    97,000(b)           1,364,790
Total                                                                 70,761,012

Electronics (8.9%)
Actel                                              63,749(b)           1,320,242
Aeroflex                                           85,300(b)           1,096,958
Alpha Inds                                         76,300(b)           1,163,575
Anixter Intl                                       50,500(b)           1,496,315
August Technology                                  68,550(b)           1,000,145
Axcelis Technologies                               78,550(b)           1,123,265
AXT                                                93,223(b)             997,486
Brooks Automation                                  44,260(b)           2,011,174
C&D Technologies                                   91,732              1,928,207
Cirrus Logic                                       55,300(b)           1,043,511
Elantec Semiconductor                              44,003(b)           1,882,008
Electro Scientific Inds                            28,966(b)           1,061,604
Entegris                                          183,877(b)           2,969,614
ESS Technology                                     81,000(b)           1,679,940
Esterline Technologies                             95,000(b)           1,938,000
Exar                                               74,800(b)           1,536,392
Harman Intl Inds                                   50,506              2,492,471
Helix Technology                                   44,666              1,130,943

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
26 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Electronics (cont.)
Integrated Circuit Systems                         30,000(b)            $612,000
Integrated Electrical Services                    138,000(b)             690,000
Itron                                              78,000(b)           2,320,500
Microsemi                                          33,274(b)             543,032
Microtune                                          75,030(b)           1,078,181
Moog Cl A                                          49,686(b)           1,589,952
Newport                                            70,650              1,688,535
Oak Technology                                    120,700(b)           1,796,016
Park Electrochemical                               58,949              1,709,521
Photronics                                         49,032(b)           1,653,849
Pioneer-Standard Electronics                       80,000              1,132,000
Plexus                                             35,220(b)             831,192
QuickLogic                                         63,000(b)             311,220
Rudolph Technologies                               32,074(b)           1,384,314
SBS Technologies                                   84,100(b)           1,074,798
Technitrol                                         52,125              1,242,660
Therma-Wave                                        81,014(b)           1,169,842
Three-Five Systems                                 67,914(b)           1,006,485
TranSwitch                                        303,000(b)             987,780
TriQuint Semiconductor                             95,000(b)           1,140,950
TTM Technologies                                   52,000(b)             515,320
Varian Medical Systems                             35,120(b)           1,436,408
Veeco Instruments                                  47,100(b)           1,648,500
Zoran                                              37,000(b)           1,616,160
Total                                                                 57,051,065

Energy (1.1%)
Brown (Tom)                                        51,100(b)           1,395,030
Chesapeake Energy                                 311,500(b)           2,411,010
Pogo Producing                                     11,000                348,700
Vintage Petroleum                                  76,914              1,130,636
XTO Energy                                         74,000              1,483,700
Total                                                                  6,769,076

Energy equipment & services (2.5%)
Grey Wolf                                         610,000(b)           2,415,601
Headwaters                                        121,426(b)           1,857,818
Holly                                              62,000              1,150,100
Key Energy Services                               205,060(b)           2,198,243
Lone Star Technologies                             42,166(b)             961,806
Patterson-UTI Energy                               31,850(b)             947,219
Powell Inds                                        41,000(b)             910,610
Range Resources                                   265,000(b)           1,375,350
Remington Oil & Gas                               117,207(b)           2,362,893
SEACOR SMIT                                        35,000(b)           1,715,000
Total                                                                 15,894,640

Financial services (2.6%)
Affiliated Managers Group                          34,100(b)           2,449,403
BOK Financial                                      48,000              1,627,200
Doral Financial                                    36,200(c)           1,228,990
Federal Agricultural Mtge Cl C                     59,736(b)           2,658,252
Financial Federal                                  34,000(b)           1,115,540
Jefferies Group                                    57,900              2,790,780
Metris Companies                                   37,550                751,000
Raymond James Financial                            82,500              2,823,975
W.P. Stewart                                       45,366(c)           1,347,370
Total                                                                 16,792,510

Food (1.8%)
American Italian Pasta Cl A                        58,000(b)           2,633,200
Dean Foods                                         19,000(b)           1,438,680
Fresh Del Monte Produce                           148,230(c)           2,786,724
Green Mountain Coffee                              52,200(b)           1,083,672
Nash Finch                                         65,400              1,782,150
Performance Food Group                             63,004(b)           2,057,711
Total                                                                 11,782,137

Furniture & appliances (0.9%)
Bassett Furniture Inds                             38,000                779,000
Briggs & Stratton                                  59,000              2,714,000
Ethan Allen Interiors                              24,200                921,052
Salton                                             74,000(b)           1,468,900
Total                                                                  5,882,952

Health care (7.2%)
Advanced Tissue Sciences                          215,000(b)             676,175
Array BioPharma                                   107,000(b)           1,385,650
CardioDynamics Intl                               118,000(b)             501,500
Cell Therapeutics                                  58,500(b)           1,452,555
Cooper Companies                                   48,457              2,296,862
Cubist Pharmaceuticals                             17,000(b)             314,160
Diagnostic Products                                64,500              2,786,400
Diversa                                            67,000(b)             850,900
Emisphere Technologies                             29,000(b)             493,290
First Horizon Pharmaceutical                       68,000(b)           1,520,480
Harvard Bioscience                                139,000(b)           1,221,810
ILEX Oncology                                      53,750(b)             927,725
Integra LifeSciences Holdings                      44,266(b)           1,245,203
InterMune                                          33,000(b)             992,310
Interneuron Pharmaceuticals                        84,100(b)             735,875
Isis Pharmaceuticals                               69,600(b)           1,119,168
Lumenis                                            44,760(b,c)           496,836
Mentor                                             79,000              2,850,319
Nabi Biopharmaceuticals                           111,000                683,760
Neurocrine Biosciences                             34,000(b)           1,380,060
Noven Pharmaceuticals                             103,500(b)           2,146,590
NPS Pharmaceuticals                                41,000(b)           1,337,830

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
27 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Health care (cont.)
Priority Healthcare Cl B                           35,300(b)            $918,153
Regeneron Pharmaceuticals                          47,800(b)           1,194,522
Respironics                                        67,650(b)           2,191,860
SangStat Medical                                   61,000(b)           1,638,460
Scios                                              66,550(b)           1,925,292
Serologicals                                       87,640(b)           1,373,319
SRI/Surgical Express                               45,240(b)             690,362
STERIS                                             62,000(b)           1,293,320
Telik                                              87,100(b)           1,055,652
Theragenics                                       105,000(b)           1,039,500
Titan Pharmaceuticals                             136,000(b)             953,360
Transgenomic                                      100,200(b)             905,808
Trimeris                                           22,000(b)             950,400
Versicor                                           30,000(b)             542,400
Wilson Greatbatch Technologies                     37,000(b)             951,270
Zoll Medical                                       24,000(b)             921,600
Total                                                                 45,960,736

Health care services (3.4%)
American Healthways                                27,200(b)             738,208
AmeriPath                                          87,274(b)           2,338,943
Apria Healthcare Group                             89,600(b)           2,196,096
ArQule                                             70,840(b)             894,709
Cell Genesys                                       73,732(b)           1,249,757
Gene Logic                                         63,000(b)           1,225,980
LifePoint Hospitals                                69,310(b)           2,561,699
Magellan Health Services                          200,130(b)           1,140,741
MedCath                                            46,000(b)             803,160
Mid Atlantic Medical Services                      72,800(b)           2,074,800
Pediatrix Medical Group                            53,000(b)           2,160,280
Stewart Enterprises Cl A                          123,300(b)             736,224
SurModics                                          15,000(b)             654,000
U.S. Physical Therapy                             115,700(b)           2,088,385
XOMA                                              110,000(b)             944,900
Total                                                                 21,807,882

Household products (1.1%)
Action Performance Companies                       14,000(b)             689,500
Direct Focus                                       41,500(b)           1,579,075
JAKKS Pacific                                      71,640(b)           1,629,810
Ocular Sciences                                    47,000(b)           1,316,136
UniFirst                                           65,000              1,634,750
Total                                                                  6,849,271

Industrial equipment & services (2.7%)
AGCO                                              109,927(b)           2,508,534
Albany Intl Cl A                                   53,640              1,625,292
Clarcor                                            62,000              1,984,000
CoorsTek                                           48,887(b)           1,878,239
Gardner Denver                                     71,560(b)           1,753,220
Manitowoc                                          68,732              2,714,914
Modine Mfg                                         66,183              1,786,279
Roper Inds                                         45,000              2,238,300
UNOVA                                             132,300(b)           1,053,108
Total                                                                 17,541,886

Insurance (3.1%)
AmerUs Group                                       90,000              3,460,500
Brown & Brown                                     119,000              3,736,600
Commerce Group                                     40,000              1,548,000
First American                                     99,400              2,115,232
Philadelphia Consolidated Holding                  42,000(b)           1,671,600
Scottish Annuity & Life Holdings                  111,623(c)           2,120,837
StanCorp Financial Group                           66,400              3,652,000
Triad Guaranty                                     40,883(b)           1,777,184
Total                                                                 20,081,953

Leisure time & entertainment (2.5%)
Acclaim Entertainment                             191,000(b)             867,140
Activision                                         37,500(b)           1,118,625
Ameristar Casinos                                  34,000                934,320
Argosy Gaming                                      32,400(b)           1,188,756
Aztar                                              69,005(b)           1,511,210
Boyd Gaming                                       154,000(b)           2,316,160
Crestline Capital                                  60,000(b)           2,018,400
GTECH Holdings                                     51,000(b)           2,486,250
Handleman                                          79,563(b)             817,112
Penn Natl Gaming                                   26,000(b)             910,520
Topps                                             178,419(b)           1,712,822
Total                                                                 15,881,315

Media (2.8%)
4 Kids Entertainment                               64,900(b)           1,292,808
Consolidated Graphics                              74,986(b)           1,492,221
Donnelley (RH)                                    101,200(b)           3,079,516
Emmis Communications Cl A                         122,000(b)           3,262,281
Harland (John H)                                   58,000              1,686,060
Information Resources                             117,000(b)           1,075,230
Insight Communications                             67,000(b)           1,403,650
Journal Register                                  112,000(b)           2,374,400
Price Communications                               68,505(b)           1,208,428
Scholastic                                         22,712(b)           1,230,763
Total                                                                 18,105,357

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
28 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Metals (1.3%)
Century Aluminum                                     137,000          $2,226,250
Reliance Steel & Aluminum                             99,860           2,755,138
RTI Intl Metals                                      119,239(b)        1,377,210
Worthington Inds                                     112,006           1,720,412
Total                                                                  8,079,010

Multi-industry conglomerates (4.3%)
Actuant                                               24,000(b)        1,035,600
Ameron Intl                                           13,000             932,750
Corinthian Colleges                                   61,000(b)        3,083,550
Corporate Executive Board                             63,000(b)        2,363,193
Electronics for Imaging                               68,000(b)        1,244,400
FTI Consulting                                       106,000(b)        3,283,880
Gladstone Capital                                     73,800           1,313,640
Griffon                                              100,160(b)        1,677,680
IKON Office Solutions                                319,000           3,738,680
ITT Educational Services                              49,000(b)        2,205,000
Labor Ready                                           81,200(b)          633,360
Learning Tree Intl                                    41,366(b)        1,001,057
MPS Group                                            270,500(b)        2,366,875
ProQuest                                              27,000(b)        1,160,730
Woodward Governor                                     25,450           1,750,960
Total                                                                 27,791,355

Paper & packaging (2.0%)
Crown Cork & Seal                                    209,000(b)        1,870,550
Ivex Packaging                                        92,650(b)        2,123,538
Owens-Illinois                                       140,000(b)        2,380,000
Rayonier                                              36,000           1,918,080
Rock-Tenn Cl A                                        59,000           1,265,550
Silgan Holdings                                       89,000(b)        2,975,270
Total                                                                 12,532,988

Real estate investment trust (3.2%)
Annaly Mtge Management                               151,000           2,563,980
CBL & Associates Properties                           38,000           1,343,300
Developers Diversified Realty                         70,200           1,474,200
Essex Property Trust                                  36,200           1,888,916
FBR Asset Investment                                  66,400           1,806,080
Gables Residential Trust                              61,800           1,918,890
Healthcare Realty Trust                               43,000           1,305,480
Pan Pacific Retail Properties                         55,300           1,690,521
SL Green Realty                                       61,200           2,056,320
Thornburg Mtge                                        85,000           1,703,400
United Dominion Realty Trust                         170,000           2,692,800
Total                                                                 20,443,887

Restaurants & lodging (1.6%)
CBRL Group                                            90,000           2,562,300
Landry's Restaurants                                  88,700           2,036,552
P.F. Chang's China Bistro                             19,000(b)        1,265,970
Panera Bread Cl A                                     21,500(b)        1,369,765
RARE Hospitality Intl                                 57,666(b)        1,465,870
Ryan's Family Steak Houses                            76,000(b)        1,824,000
Total                                                                 10,524,457

Retail (6.5%)
AnnTaylor Stores                                      49,000(b)        2,117,780
Checkpoint Systems                                    81,000(b)        1,291,950
Copart                                                77,650(b)        1,393,041
Daisytek Intl                                         74,000(b)        1,177,340
Deb Shops                                             51,457           1,379,048
dELiAs Cl A                                           87,000(b)          554,103
Duane Reade                                           46,647(b)        1,585,065
Fred's                                                40,000           1,440,000
Gart Sports                                           70,040(b)        2,115,208
Group 1 Automotive                                    55,000(b)        2,147,750
Gymboree                                             131,000(b)        1,932,250
Hancock Fabrics                                       84,000           1,516,200
Michaels Stores                                       65,000(b)        2,457,000
Movie Gallery                                         98,500(b)        1,691,245
NBTY                                                 111,000(b)        1,893,660
Pacific Sunwear of California                         67,000(b)        1,648,200
Pathmark Stores                                       49,674(b)        1,189,692
Petsmart                                             129,000(b)        1,749,240
Phillips-Van Heusen                                  106,356           1,500,683
Pier 1 Imports                                       165,400           3,405,586
ShopKo Stores                                         31,189(b)          564,521
Too                                                   70,000(b)        2,064,300
Tweeter Home Entertainment Group                      50,961(b)          996,288
Wet Seal Cl A                                         77,017(b)        2,687,123
Zale                                                  25,612(b)        1,039,847
Total                                                                 41,537,120

Textiles & apparel (0.3%)
Chico's FAS                                           19,750(b)          665,575
Maxwell Shoes Cl A                                    90,000(b)        1,440,000
Total                                                                  2,105,575

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
29 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

Issuer                                                Shares            Value(a)

Transportation (2.2%)
Arkansas Best                                      81,150(b)          $2,255,159
ArvinMeritor                                       84,000              2,398,199
Forward Air                                        49,000(b)           1,550,850
Genesee & Wyoming Cl A                             79,200(b)           1,874,664
Heartland Express                                  97,530(b)           1,946,699
Hunt (JB) Transport Services                       60,000(b)           1,705,800
Landstar System                                    18,176(b)           1,686,733
P.A.M. Transportation Services                     20,000(b)             506,000
Total                                                                 13,924,104

Utilities -- electric (2.2%)
Cleco                                             121,900              2,913,409
El Paso Electric                                  161,670(b)           2,530,136
Hawaiian Electric Inds                             47,000              2,068,470
PNM Resources                                      84,100              2,578,506
UIL Holdings                                       33,322              1,936,008
Unisource Energy                                  113,732              2,326,957
Total                                                                 14,353,486

Utilities -- gas (2.2%)
Energen                                            95,914              2,536,925
Kirby                                              61,500(b)           1,838,850
New Jersey Resources                               41,211              1,246,221
ONEOK                                             140,100              2,921,085
UGI                                               101,474              3,180,195
Western Gas Resources                              63,200              2,352,304
Total                                                                 14,075,580

Total common stocks
(Cost: $574,059,292)                                                $622,870,590

Short-term securities (4.4%)
Issuer                    Annualized                  Amount            Value(a)
                       yield on date              payable at
                         of purchase                maturity

U.S. government agencies (3.4%)
Federal Home Loan Bank Disc Nts
         04-17-02               1.74%               $600,000            $599,467
         04-24-02               1.73               2,400,000           2,396,904
         05-15-02               1.77               3,600,000           3,591,921
Federal Home Loan Mtge Corp Disc Nts
         04-11-02               1.68                 200,000             199,873
         04-16-02               1.74               4,000,000           3,996,327
         04-18-02               1.72                 900,000             899,146
         04-23-02               1.75               1,300,000           1,298,362
         04-30-02               1.75               2,500,000           2,495,990
         05-21-02               1.80               4,000,000           3,989,200
Federal Natl Mtge Assn Disc Nt
         05-15-02               1.78               2,000,000           1,995,253
Total                                                                 21,462,443

Commercial paper (1.0%)
Gannett
         04-05-02               1.79            1,400,000(d)           1,399,443
SBC Communications
         04-15-02               1.81            2,700,000(d)           2,697,557
Southern Co Funding
         04-25-02               1.80            1,000,000(d)             998,600
Unilever Capital
         04-18-02               1.77            1,400,000(d)           1,398,554
Total                                                                  6,494,154

Total short-term securities
(Cost: $27,957,438)                                                  $27,956,597

Total investments in securities
(Cost: $602,016,730)(e)                                             $650,827,187

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 2002, the value of foreign securities represented 1.8% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) At March 31, 2002, the cost of securities for federal income tax purposes was $607,917,517 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                       $ 85,900,759
     Unrealized depreciation                                        (42,991,089)
                                                                    -----------
     Net unrealized appreciation                                   $ 42,909,670
                                                                   ------------

--------------------------------------------------------------------------------
30 AXP SMALL CAP ADVANTAGE FUND -- ANNUAL REPORT

AXP Small Cap Advantage Fund
70100 AXP Financial Center
Minneapolis, MN 55474

americanexpress.com

Ticker Symbol
Class A: ASAAX    Class B: ASABX
Class C: ADVCX    Class Y: N/A

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

                                                                          (logo)
                                                                        AMERICAN
                                                                         EXPRESS

                                                                 S-6427 F (5/02)